Exhibit 10.56

LIGHTING SCIENCE GROUP CORPORATION

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of August 29, 2014 between Lighting Science Group Corporation, a Delaware corporation (the "Company"), and Edward Bednarcik ("Executive").

WHEREAS, Company and Executive are mutually desirous that Company employ Executive, and Executive accepts such employment, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Employment. The Company shall employ Executive, and Executive hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on September 8, 2014 (the “Start Date”) and ending as provided in Section 4 hereof (the "Employment Period"). Executive shall not perform any services for the Company prior to the Start Date.

2.	Position and Duties.

(a)     During the Employment Period, Executive shall serve as the Chief Executive Officer of the Company, reporting solely to the Board of Directors, and shall have the normal duties, responsibilities, functions and authority of the Chief Executive Officer. During the Employment Period, Executive shall render such administrative, financial and other executive and managerial services to the Company and its Subsidiaries which are consistent with Executive's position as the Board of Directors may from time to time direct.

(b)     As soon as practicable following the Start Date, and to the extent permitted under the law, the Company shall: (i) nominate Executive to serve as a member of the Company’s Board of Directors (the “Board”), subject to election by the Board; and (ii) thereafter, but prior to the Company’s 2015 annual shareholders meeting, nominate Executive to serve as a member of the Board, subject to election by the Company’s shareholders.

(c)     During the Employment Period, Executive shall report to the Board of Directors of the Company (the “Board”) and shall devote his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries, except as set forth below. Executive shall perform his duties, responsibilities and functions to the Company and its Subsidiaries hereunder to the best of his abilities in a diligent, trustworthy, professional and efficient manner and shall comply with the Company's and its Subsidiaries' policies and procedures. In performing his duties and exercising his authority under the Agreement, Executive shall support and implement the business and strategic plans approved from time to time by the Board and shall support and cooperate with the Company's and its Subsidiaries' efforts to expand their businesses and operate profitably and in conformity with the business and strategic plans approved by the Board. Except as set forth below, during the Employment Period Executive shall not, without the prior written consent of the Board, accept other employment or perform other services for compensation. Notwithstanding the foregoing, the Company agrees that Executive shall be permitted to serve on the Boards of Directors of other entities during the Employment Period, provided that (i) at any given time he is not serving on the Boards of Directors or more than two entities (ii) such service does not interfere with his duties and obligations to the Company hereunder or create any conflict of interest; and (iii) Executive provides prior written notice to the Company of his intention to serve on any such board, and the Company’s Board of Directors approves such service.

(d)     For purposes of this Agreement, "Subsidiaries" shall mean any corporation or other entity of which the securities or other ownership interests having the voting power to elect a majority of the board of directors or other governing body are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

3.	Compensation and Benefits.

(a)     During the Employment Period, Executive's base salary shall be $400,000 per annum or such higher rate as the Board may determine from time to time (as so adjusted from time to time, the "Base Salary"), which salary shall be payable by the Company in regular installments in accordance with the Company's general payroll practices in effect from time to time. During the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible, and Executive shall be entitled to 3 weeks of paid vacation each calendar year in accordance with the Company's policies, which, subject to applicable law, if not taken during any year may not be carried forward to any subsequent calendar year and no compensation shall be payable in lieu thereof.

(b)     During the Employment Period, the Company shall reimburse Executive for all reasonable and documented business expenses incurred by him in the course of performing his duties and responsibilities under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's reasonable requirements with respect to reporting and documentation of such expenses.

(c)     During the Employment Period, as long as the headquarters of the Company is located in the Brevard County area, the Company shall reimburse Executive for reasonable housing in Brevard County area in the amount of up to $3,000 per month and a car allowance in the amount of up to $600 per month. To the extent that the Company reports as income to the Executive any amounts related to or in respect of the foregoing provisions of this Section 3(c) (each, an “Income Amount”), then the Company shall pay to Executive, coincident with each such reporting of an Income Amount, a gross cash bonus payment in an amount (the “Tax Bonus Amount”) equal to two-thirds of the applicable Income Amount. By way of example, if the Company reports $300 as income to the Executive under this Section 3(c), then the Tax Bonus Amount with respect to such Income Amount shall equal $200 gross, subject to withholding as set forth in Section 20 hereof.

(d)     In addition to the Base Salary, during the Employment Period Executive shall be eligible to receive a performance bonus with respect to each calendar year (or partial calendar year) based upon a bonus plan to be determined annually by the Board (or the compensation committee thereof). Executive shall have an opportunity to earn such an annual bonus, based on criteria that will be presented by the Board (or the compensation committee thereof) to Executive promptly following the first meeting of the Board during each fiscal-year (with the bonus plan for the remainder of calendar year 2014 to be determined and so communicated not later than September 30, 2014) (such criteria, with respect to any calendar year, the “Applicable Plan”). The Company shall use commercially reasonable efforts to pay any annual bonus to which Executive is entitled in accordance with the applicable bonus plan determined by the Board on or before the last day of the fiscal year to which such annual bonus relates, and in no event after March 15th of the calendar year following the fiscal year to which such annual bonus relates or such earlier date as may be necessary to ensure that such bonus is exempt from Code Section 409A (as defined in Section 26(a) hereof) pursuant to Treasury Regulation 1.409A-1(b)(4).

> On an annual basis, the level of Executive’s bonus shall be the sum of:

1.

Up to 50% of Base Salary, based on Executive’s satisfaction of the criteria specified in the Applicable Plan, as evaluated by the Board in the exercise of its sole discretion, paid 50% in cash and 50% in restricted stock units of the Company’s common stock (“restricted stock units”); said restricted stock units shall vest as follows: (a) 50% immediately and (b) the remaining 50% in accordance with 2-year schedule set forth in Section 3(d)(3) below.

2.

Up to 100% of Base Salary, based on the Board’s evaluation, in its sole discretion, of the Company's operating results during such year as measured against criteria specified in the Applicable Plan, paid 25% in cash and 75% in restricted stock units.

3.

Bonus restricted stock unit awards. Any restricted stock unit awards pursuant to (1) and (2) above shall be made pursuant to a Restricted Stock Award Agreement, substantially in the form annexed hereto as Exhibit “A”, and shall provide, inter alia, that it shall be priced on the date of bonus payment, and will vest immediately in the case of the restricted stock units described in Section 3(d)(1)(a) above, or in the case of the restricted stock units described in Sections 3(d)(1)(b) and 3(d)(2) above, over a 2-year period, in 2 equal increments on the first two anniversaries of the award (but in the event that a vesting according to the above schedule would be after the fifth anniversary of the Start Date, such vesting shall be accelerated to the last business day proceeding the fifth anniversary of the Start Date). At the Executive’s option, on each vesting date the Executive may sell up to a third of the stock vesting on such date back to the Company, and the Company shall purchase such stock at a price equal to the published closing price of the Company’s publicly traded common shares on such date. In the event that the Company’s shares are not publicly traded as of such date, the purchase price of such stock shall be equal to its “Fair Market Value,” as of such date. As used herein, “Fair Market Value” of the aforementioned stock shall mean the fair market value thereof as determined in good faith by the Company’s Board of Directors. Notwithstanding the foregoing, in the event that the Executive disagrees with the Fair Market Value determined by the Board and notifies the Board of such disagreement within one week of its determination, the Executive and the Board shall mutually select an independent appraiser and such appraiser shall determine the Fair Market Value of the aforementioned stock, taking into account all relevant circumstances at such time. The Fair Market Value determined by such independent appraiser shall be final and binding on all parties. The fees and expenses of the independent appraiser shall be borne by the Company, provided, however, that if the independent appraiser finally concludes that the Fair Market Value does not exceed the initial Fair Market Value proposed by the Board by more than 10%, then the fees and expenses of the independent appraiser shall instead be borne solely by the Executive, in which case the Executive shall reimburse the Company for any amounts it may previously have paid for the fees and expenses of the independent appraiser.

(e)     Executive shall be eligible to participate in the Company’s stock option program, subject to the terms and conditions of the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan (the “Plan”). Within thirty (30) days after the beginning of the Employment Period, Executive will be granted an employee stock option to purchase 15,500,000 of shares of the Company’s common stock (If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then the number of options granted hereunder shall be increased proportionately. If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then the number of options granted hereunder shall be decreased proportionately.) For purposes of clarification, notwithstanding the foregoing two sentences, in the event the Company creates and/or issues and/or grants and/or sells new shares of the Company’s common stock or other equity, regardless of the amount of such new shares, the number of options granted hereunder shall not be affected as a result.)

Said grant shall be made pursuant to a Stock Option Agreement, substantially in the form annexed hereto as Exhibits “B” and “C”, which shall provide, inter alia, that the exercise price for the granted options shall equal the closing price-per-share of the Company’s publicly-traded common stock on the date of the grant. Unless vested or accelerated sooner in accordance with the terms of the Plan, this grant will vest, and become exercisable, in four equal tranches over a 4 year period, with the first vesting on the first anniversary of the Start Date, and the remaining tranches vesting annually thereafter (so that the final tranche vests on the fourth anniversary of the Start Date), and will be subject to the terms and conditions of the Plan and the applicable stock option award agreement. This grant is subject to final approval by the Compensation Committee of the Board. In addition, to the extent that the foregoing grant exceeds the maximum number of options permitted to be granted under the Plan to any individual during a single year (the “Maximum Number”), the Company shall present to its shareholders, for their approval at the Company’s first Annual Shareholders’ Meeting following the Executive’s Start Date, a proposal to amend the Plan so as to raise the Maximum Number to at least 15,500,000. Furthermore, to the extent the foregoing grant of options exceeds that number of options covered by the Company’s current Form S-8, the Company shall file a Form S-8 to cover such grant in its entirety, subject to the prior approval of the Company’s Board of Directors.

(f)     LOCK-UP LETTER: In the event that a request is made during the Employment Period by an underwriter in connection with a proposed underwriting agreement or an offering of securities of the Company (“Securities”), or otherwise, that the Executive execute a Lock-Up Letter restricting or prohibiting his offer or sale of Securities, and/or containing other provisions that are typically included in such Lock-up Letter, he shall comply with such request in a timely manner, provided that it does not provide a lock-up period that is longer than that imposed on other executive officers of the Company, without any additional compensation therefor.

(g)     All amounts payable to Executive as compensation hereunder shall be subject to all required and customary withholding by the Company and its Subsidiaries.

4.	Term.

(a)     The Employment Period shall begin on the Start Date and end on the f i ft h anniversary of such date; provided, that (i) the Employment Period shall terminate prior to such date immediately upon Executive's resignation (with or without Good Reason, as defined below), death or Disability and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. Except as otherwise provided herein, any termination of the Employment Period by the Company shall be effective as specified in a written notice from the Company to Executive.

(b)     If the Employment Period is terminated by the Company without Cause or upon Executive's resignation with Good Reason:

(i)     Executive shall be entitled to continue to receive his Base Salary payable in regular installments, as special severance payments (the "Severance Payments"), (i) through the date of termination and (ii) following the date of termination, from the date of termination for period of one (1) year (the "Severance Period"), payable in accordance with the Company standard payroll practices as in effect on the date of termination, provided in the case of clause (ii), if and only if Executive has executed and delivered to the Company the General Release substantially in form and substance as set forth in Exhibit “ D ” attached hereto and the General Release has become effective (and is no longer subject to revocation, if applicable) within sixty (60) days following the date of termination, and only so long as Executive has not breached the provisions of the General Release or breached the provisions of Sections 5, 6 and 7 hereof and does not apply for unemployment benefits chargeable to the Company or any of its subsidiaries. Severance Payments which are conditioned in any part on a release of claims and which would otherwise be paid prior to the release deadline specified in the foregoing sentence shall be paid, if ever, only on the release deadline even if the Executive’s release becomes irrevocable before that date, provided, however, that the Company may elect to make such payment up to 30 days prior to the release deadline. If the Company is a "public company" and the Executive is a "specified employee" as Code Section 409A defines these terms, any amounts that are not exempt from Code Section 409A that are payable to Executive during the first six (6) months and one (1) day following the date of termination pursuant to this Section 4(b) shall be deferred until the date which is six (6) months and one (1) day following such termination, and if such payments are required to be so deferred the first payment shall be in an amount equal to the total amount to which Executive would otherwise have been entitled during the period following the date of termination of employment if deferral had not been required;

(ii)     The Company agrees that its executive officers and the members of its Board of Directors, while serving in such positions, shall not make any public statement, written or oral, with the intent to have such statement publicly disseminated, that disparages or criticizes Executive (excluding any factually accurate statement required to be made by the Company pursuant to applicable legal or regulatory requirements); and

(iii)     Except as set forth herein or in the applicable exhibits hereto, Executive shall not be entitled to any other salary, compensation or benefits after termination of the Employment Period, except for reimbursement of business expenses in accordance with Section 3(c), as specifically provided for in the Company's employee benefit plans or as otherwise expressly required by applicable law.

(c)     If the Employment Period is terminated by the Company for Cause or is terminated pursuant to clause (a)(i) above (other than termination by Executive with Good Reason), Executive shall only be entitled to receive his Base Salary through the date of termination and shall not be entitled to any other salary, compensation or benefits from the Company or its Subsidiaries thereafter, except as otherwise specifically provided for under the Company's employee benefit plans or as otherwise expressly required by applicable law.

(d)     Except as otherwise expressly provided herein, all of Executive's rights to salary, bonuses, employee benefits and other compensation hereunder which would have accrued or become payable after the termination or expiration of the Employment Period shall cease upon such termination or expiration, other than those expressly required under applicable law (such as COBRA).

(e)     For purposes of this Agreement, "Cause" shall mean with respect to Executive one or more of the following: (i) being convicted or pleading guilty or nolo contendere to any felony or to any other crime involving fraud or moral turpitude with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol (unless related to lawful consumption of alcohol in the ordinary course of the Business) or illegal drugs, (iii) the use of illegal drugs (whether or not at the workplace), (iv) commission of an act of deceit, fraud, perjury or embezzlement causing the Company or any of its Subsidiaries substantial public disgrace or disrepute or substantial economic harm, (v) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors that causes, or could reasonably be expected to cause, harm to the Company or its Subsidiaries and which Executive fails to cure, if curable, within ten (10) business days of receipt of written notice of such event, (vi) any improper act intentionally aiding or abetting a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company or its Subsidiaries, (vii) breach of fiduciary duty to, or gross negligence or willful misconduct with respect to Executive’s duties to, the Company or any of its Subsidiaries or (viii) any other willful material breach of this Agreement, or any breach by Executive of Sections 5, 6 or 7 of this Agreement, in each case of this clause (viii), if curable, which Executive fails to cure within thirty (30) days of receipt of written notice of such event.

(f)     For purposes of this Agreement, "Disability" shall mean Executive's inability to perform the essential duties, responsibilities and functions of his position with the Company and its Subsidiaries for 80 days or more (whether or not consecutive) in any 12-month period or any 60 consecutive-day period as a result of any mental or physical illness, disability or incapacity even with reasonable accommodations for such illness, disability or incapacity provided by the Company and its Subsidiaries, as determined by a physician satisfactory to both Executive and the Company (and, if they cannot agree, then one to be selected and mutually accepted by their respective doctors).

(g)     For purposes of this Agreement, "Good Reason" shall mean if Executive resigns from employment with the Company and its Subsidiaries prior to the end of the Employment Period as a result of (i) the Company's reduction of the amount of the Base Salary, (ii) material diminution in Executive's duties, title or position (including without limitation removal from the Board of Directors of the Company), (iii) a material reduction by the Company in the kind or level of employee benefits to which you are entitled immediately prior to such reduction (other than a reduction generally applicable to all senior executives of the Company), or (iv) the Company's material breach of this Agreement; provided that (a) written notice of Executive's resignation for Good Reason must be delivered to the Company within ninety (90) days after the occurrence of any such event (which resignation may be subject to the Company’s failure to cure within the thirty day period specified below) in order for Executive's resignation with Good Reason to be effective hereunder; (b) the Company shall have thirty (30) days after receipt of such notice during which the Company may remedy the occurrence giving rise to the claim for Good Reason termination, if applicable, and, if the Company cures such occurrence within such thirty (30)-day period, there shall be no Good Reason; and (c) Executive must actually resign within sixty (60) days following delivery of such notice.

(h)     Upon termination of Executive's employment upon the death of the Executive or upon Executive's becoming disabled pursuant to Section 4(f), the Company will be obligated to pay, and Executive shall be entitled to receive (i) all of the accrued compensation and vested benefits earned but not paid through termination and (ii) to the extent applicable, any benefits to which the Executive is entitled under any short-term or long- term disability plan or program with respect to any Disability, subject to the payment timing and other restrictions as may be set forth in such plan or program. For purposes of this Section 4(h), Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as Executive may designate by notice to the Company from time to time or, if Executive fails to give notice to the Company of such a beneficiary, Executive's estate.

5.	Confidential Information.

(a) “Confidential Information” means all nonpublic information concerning or arising from the Company’s or its Subsidiaries’ business, including, without specific limitation, (a) internal business information (including, without limitation, information relating to present and future strategic and staffing plans and practices, business, marketing, promotional and sales plans, practices and programs, training practices and programs, cost, rate and pricing structures and accounting and business methods); (b) identities of, individual requirements of, specific contractual arrangements with, and information about, Company's or its Subsidiaries’ investors, suppliers, clients and customers and their confidential information, suppliers, clients and customers; (c) compilations of data (including, without limitation, the form or format of information that may comprise or include information otherwise not deemed confidential as provided in the following paragraph) and analyses, processes, methods, techniques, systems, formulae, research, records, reports, manuals, documentation, models, equipment, schematics, data and data bases relating thereto; (d) computer software (including, without limitation, operating systems, applications and program listings), documentation, data and data bases; (e) trade secrets, inventions, designs, developments, devices, methods and processes (whether or not patentable or reduced to practice); and (f) all other information concerning the Company’s or its Subsidiaries’ concepts, prospects, customers, employees, contractors, vendors, suppliers, earnings, products, services, equipment, systems, and/or prospective and executed contracts and other business arrangements.

(b)     Executive acknowledges that the Confidential Information is the property of the Company or such Subsidiary. Therefore, Executive agrees that he shall not disclose to any person or entity or use for his own purposes any Confidential Information or any confidential or proprietary information of other persons or entities in the possession of the Company and its Subsidiaries ("Third Party Information"), without the prior written consent of the Board, unless and to the extent that the Confidential Information or Third Party Information becomes generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company at the termination or expiration of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer files, disks and tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to Third Party Information, Confidential Information, Work Product (as defined below) or the business of the Company or any other Subsidiaries which he may then possess or have under his control.

(c)     Executive shall be prohibited from using or disclosing any confidential information or trade secrets that Executive may have learned through any prior employment, provided that Executive is not otherwise prohibited from using or disclosing such information pursuant to any agreement to which Executive is party. If at any time during the Employment Period with the Company or any Subsidiary, Executive believes he is being asked to engage in work that will, or will be likely to, jeopardize any confidentiality or other obligations Executive may have to former employers, Executive shall immediately advise the Board so that Executive's duties can be modified appropriately. Executive represents and warrants to the Company that Executive took nothing with him which belonged to any former employer when Executive left his prior employment positions and that Executive has nothing that contains any information which belongs to any former employer. If at any time Executive discovers this is incorrect, Executive shall promptly return any such materials to Executive's former employer. The Company does not want any such materials, and Executive shall not be permitted to use or refer to any such materials in the performance of Executive's duties hereunder.

6.     Intellectual Property, Inventions and Patents. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, novel apparatuses, processes, production methods, information, compositions of matter, software, firmware, designs, analyses, drawings, reports, logos, trade secrets, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable or registrable under copyright, trademark or similar statutes, subject to trade secret protection, or any other analogous protection) which relate to the Company's or any of its Subsidiaries' actual or demonstrably anticipated business, research and development or existing or demonstrably anticipated future products or services and which are conceived, developed or made by Executive (whether alone or jointly with others) while employed by the Company or its immediate predecessor and its Subsidiaries, whether before or after the date of this Agreement ("Work Product"), belong to the Company or such Subsidiary, and Executive hereby assigns and agrees to assign to the Company the same. Except to the extent that any such items developed prior to the date hereof did not relate to the Business (as defined below), such items shall not be Work Product. Executive shall promptly disclose any such Work Product to the Board and, at the Company's expense, perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments). Executive acknowledges that all copyrightable Work Product shall be deemed to constitute "works made for hire" under the U.S. Copyright Act of 1976, as amended. To the extent that any copyrightable Work Product or any part thereof may not, by operation of law, be a work made for hire, Executive hereby assigns to Company all right, title and interest in and to such Work Product and any and all parts thereof.

7.	Non-Compete, Non-Solicitation.

(a)     In further consideration of the compensation to be paid to Executive hereunder, Executive acknowledges that during the course of his employment with the Company and its Subsidiaries he shall become familiar with the Company's trade secrets and with other Confidential Information concerning the Company and its Subsidiaries and that his services have been and shall continue to be of special, unique and extraordinary value to the Company and its Subsidiaries, and therefore, Executive agrees that, during Executive's employment with the Company and/or any of its Subsidiaries and for one (1) year following the termination of Executive's employment (the "Noncompete Period"), he shall not directly or indirectly own any interest in, manage, control, participate in, consult with, render services for, be employed in an executive, managerial or administrative capacity by, or in any manner engage in any business or entity selling or offering for sale products or services competitive with the Business (as defined below) of the Company or its Subsidiaries, as such Businesses exists or is in process during the Employment Period or on the date of the termination or expiration of the Employment Period, within any geographical area in which the Company or its Subsidiaries engages or has made substantial, executable plans to engage in such Business. Such business (the “Business”) shall mean the research, development, manufacture, or sale of LED lighting devices, including but not limited to, LED lighting components, LED retrofit lamps, LED luminaires, LED fixtures and/or LED lighting systems, and shall not include any business or businesses of any parent entity or owner of the Company. Nothing herein shall prohibit Executive from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation.

(b)     In addition, during the Noncompete Period, Executive shall not directly or indirectly through another person or entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Employment Period or the six (6) months prior to the commencement of the Employment Period, or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary (including, without limitation, making any negative or disparaging statements or communications regarding the Company or its Subsidiaries); provided that nothing in this Section 7(b) shall apply to any general mass solicitations of employment (including a general solicitation by a professional recruiter) not specifically directed toward employees of the Company or any Subsidiary, which general solicitations are expressly permitted.

8.     Enforcement. If, at the time of enforcement of Sections 5, 6 or 7 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum lesser period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum lesser period, scope and area permitted by law. Because Executive's services are unique and because Executive has access to Confidential Information and Work Product, the parties hereto agree that the Company and its Subsidiaries would suffer irreparable harm from a breach of Sections 5, 6 or 7 by Executive and that money damages would not be an adequate remedy for any such breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company and its Subsidiaries or their successors or assigns, in addition to other rights and remedies existing in their favor, shall be entitled to seek specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). Executive acknowledges that the restrictions contained in Section 7 are reasonable and that he has reviewed the provisions of this Agreement with his legal counsel.

9.     Executive's Representations. Executive hereby represents and warrants to the Company that (i) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (ii) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity, and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms.

10.   Survival. Section 3(c) (solely with respect to Tax Bonus Amount payment obligations) and Sections 4 through 25, inclusive, shall survive and continue in full force in accordance with their terms notwithstanding the expiration or termination of the Employment Period.

11.     Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, sent by reputable overnight courier service or mailed by first class mail, return receipt requested, to the recipient at the address below indicated:

Notices to Executive:

Ed Bednarcik

182 Pearl Street

Groton CT 06340

Notices to the Company:

Lighting Science Group Corporation

1227 South Patrick Drive

Satellite Beach, FL 32937

Attention: General Counsel

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered, sent or mailed.

12.     Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any action in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

13.     Complete Agreement. This Agreement and those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

14.     No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

15.     Counterparts. This Agreement may be executed in separate counterparts and via facsimile or other electronic transmission, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

16.     Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his duties or obligations hereunder without the prior written consent of the Company.

17.     Choice of Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

18.     Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or course of dealing or failure or delay by any party hereto in enforcing or exercising any of the provisions of this Agreement (including, without limitation, the Company's right to terminate the Employment Period for Cause) shall affect the validity, binding effect or enforceability of this Agreement or be deemed to be an implied waiver of any provision of this Agreement.

19.     Insurance. The Company may, at its discretion, apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered advisable. Executive agrees to cooperate in any medical or other examination, supply any information and execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance. Executive hereby represents that he has no reason to believe that his life is not insurable at rates now prevailing for healthy men of his age.

20.     Tax Withholding. The Company and its Subsidiaries, to the extent required by applicable law, shall be entitled to deduct or withhold from any amounts owing from the Company or any of its Subsidiaries to Executive any federal, state, local or foreign withholding taxes, excise tax, or employment taxes ("Taxes") imposed with respect to Executive's compensation or other payments from the Company or any of its Subsidiaries or Executive's ownership interest in the Company (including, without limitation, wages, bonuses, dividends, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity). Executive acknowledges that he is ultimately responsibility to ensure that Taxes (other than the employer portion thereof) are paid.

21.     Consent to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE M I D D L E DISTRICT OF FLORIDA, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN FLORIDA WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS SECTION 21. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE M I D D L E D I S T R I C T O F FL O R I D A , AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

22.     Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

23.     Corporate Opportunity. During the Employment Period, Executive shall submit to the Board all business, commercial and investment opportunities or offers presented to Executive or of which Executive becomes aware which relate to the businesses of the Company or its Subsidiaries, as such businesses exist or are in process during the Employment Period or on the date of the termination or expiration of the Employment Period, within any geographical area in which the Company or its Subsidiaries engage or plan to engage in such businesses at any time during the Employment Period ("Corporate Opportunities"). Unless approved by the Board, Executive shall not accept or pursue, directly or indirectly, any Corporate Opportunities on Executive's own behalf.

24.     Executive's Cooperation. During the Employment Period and thereafter until the fifth anniversary of the last day of the Employment Period, Executive shall cooperate with the Company and its Subsidiaries in any internal investigation, any administrative, regulatory or judicial investigation or proceeding or any dispute with a third party as reasonably requested by the Company (including, without limitation, Executive being available to the Company upon reasonable notice for interviews and factual investigations, appearing at the Company's request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Company all pertinent information and turning over to the Company all relevant documents which are or may come into Executive's possession, all at times and on schedules that are reasonably consistent with Executive's other permitted activities and commitments). In the event the Company requires Executive's cooperation in accordance with this Section 24 following the termination of the Employment Period, Executive shall only be obligated to provide up to 24 hours of cooperation annually at no less than 8 hour intervals. At all times, the Company shall reimburse Executive solely for reasonable out-of-pocket travel expenses (including lodging and meals) upon submission of receipts, and any other expenses Executive incurs with the Company's prior written approval. Following the termination of the Employment Period and at any time when the Company is not paying Severance Payments, any additional cooperation beyond 24 hours annually shall be conditioned on the Company's agreement to pay Executive, in addition to reasonable and documented out-of- pocket expenses, a consulting fee of $150 per hour.

25.     Reimbursement of Legal Fees. Upon the execution hereof, the Company shall pay Executive the amount of $5,000 to cover Executive’s legal fees and disbursements in connection with the negotiation and execution of this agreement and the exhibits hereto.

26.	Section 409A Compliance.

 (a)     The intent of the parties is that payments and benefits under this Agreement be exempt from, or comply with, Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively "Code Section 409A") and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. In no event whatsoever shall the Company be liable for any additional tax, interest, or penalty that may be imposed on the Executive by Code Section 409A or any other damages for failing to comply with Code Section 409A. If, nonetheless, this Agreement either fails to satisfy the requirements of Code Section 409A or is not exempt from the application of Code Section 409A, then the parties hereby agree to amend or to clarify this Agreement in a timely manner so that this Agreement either satisfies the requirements of Code Section 409A or is exempt from the application of Code Section 409A, provided, however, that any such amendment or clarification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Executive and the Company of the applicable provision without violating the provisions of Code Section 409A.

(b)     A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a "separation from service" within the meaning of Code Section 409A and, for purposes of any such provision of this Agreement, references to a "termination," "termination of employment" or like terms shall mean "separation from service."

(c)     All expenses or other reimbursements under this agreement and hereof shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive (provided that if any such reimbursements constitute taxable income to the Executive, such reimbursements shall be paid no later than March 15th of the calendar year following the calendar year in which the expenses to be reimbursed were incurred), and no such reimbursement or expenses eligible for reimbursement in any taxable year shall in any way affect the expenses eligible for reimbursement in any other taxable year.

(d)     For purposes of Code Section 409A, the Executive's right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.

(e)     Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., "payment shall be made within thirty (30) days following the date of termination"), the actual date of payment within the specified period shall be within the sole discretion of the Company.

(f)     In no event shall any payments under this Agreement that constitute "deferred compensation" for purposes of Code Section 409A be offset by any other payment, pursuant to this Agreement or otherwise.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

LIGHTING SCIENCE GROUP CORPORATION

By:	/s/ Richard H. Davis, Jr
Name: Richard H. Davis, Jr.
Its: Chief Executive Officer

EDWARD BEDNARCIK

Signature:	/s/ Edward Bednarcik

Signature Page - Employment Agreement

Exhibit A

Form of Restricted Stock Award Agreement

Lighting Science Group Corporation 2012 Amended & Restated Equity-Based Compensation Plan Restricted Stock Award Agreement

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S 2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

This Agreement is made and entered into as of the Grant Date specified below by and between Lighting Science Group Corporation, a Delaware corporation (the “Company”) and you, the “Grantee” identified below.

WHEREAS, the Company in order to induce you to enter into and/or continue employment with the Company and to contribute to the success of the Company, agrees to grant you an equity interest in the Company through a grant of Restricted Stock of the Company;

WHEREAS, the Company adopted the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant Restricted Stock to certain employees, consultants, and directors of the Company;

WHEREAS, the Plan shall be deemed a part of this Restricted Stock Award Agreement (the “Agreement”) as if fully set forth herein; and

WHEREAS, you desire to accept the Restricted Stock granted pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

Company Initials Confirming
Grantee
Grant Date
Number Of Shares
Number Of Shares [print]

1.

Grant of Award. Subject to the terms and conditions herein, the Company hereby grants to you, effective as of the “Grant Date” specified above, as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, an award of the “Number Of Shares” of Restricted Stock specified above (the “Awarded Shares”), subject to the terms and conditions of this Agreement.

2.

Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. To the extent the terms of the Plan are inconsistent with the provisions of this Agreement, the Plan shall control. The capitalized terms used herein that are defined in the Plan shall have the meanings assigned to them in the Plan. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Grantee in writing.

3.

Vesting. Except as specifically provided in this Agreement, the Awarded Shares shall be vested as follows: one half (50%) of the Awarded Shares shall vest on the first anniversary of the Grant Date and the remaining one half (50%) of the Awarded Shares shall vest on the second anniversary of the Grant Date, provided that such vesting shall occur only if the Grantee has continued to serve as an employee of the Company through such vesting date.

4.

On each vesting date, Grantee may, at his/her option, sell back to the Company up to a third of the Awarded Shares vesting on such vesting date, and the Company shall purchase such stock at a price equal to the published closing price of the Company’s publicly traded common shares on such date.

5.	Forfeiture of Awarded Shares and Disgorgement.

a.

Awarded Shares that are not vested in accordance with Section 3 shall be forfeited on the date of the Grantee’s termination of employment with the Company. Upon forfeiture, all of the Grantee’s rights with respect to the forfeited Awarded Shares shall cease and terminate, without any further obligations on the part of the Company.

b.

Notwithstanding any provisions in this Agreement to the contrary, in the event that the Grantee violates the provisions of Sections 11 or 12 of this Agreement, the unvested Awarded Shares shall be immediately forfeited and this Agreement (other than the provisions of this Section 5) will be terminated on that date;

6.

Restrictions on Unvested Shares. Subject to the provisions of the Plan and the terms of this Agreement, from the Grant Date until the date the Awarded Shares have vested, the Grantee shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign or otherwise encumber any of the Awarded Shares.

7.	Legend. The following legend (or a substantially similar one) shall be placed on all certificates representing Awarded Shares:

1.	On the face of the certificate:

a.	Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.

2.	On the reverse of the certificate:

a.

The shares of stock evidenced by this certificate are subject to and transferable only in accordance with the terms and conditions of that certain Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan, a copy of which is on file at the principal office of the Company in Satellite Beach, Florida and that certain Restricted Stock Award Agreement dated as of [Grant Date], by and between the Company and [Grantee]. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.

3.	All Awarded Shares owned by the Grantee shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

4.

At such time, and from time to time, as Executive may wish to sell all or a portion of the restricted shares issued hereunder, the Company’s counsel shall reasonably cooperate with Executive and his attorneys and advisors in issuing an opinion letter(s), at no cost to Executive, allowing for such sale on an unrestricted basis, where such is permitted by law.

8.

Delivery of Certificates. Certificates for Awarded Shares shall be retained in the physical possession of the Company until such Awarded Shares are free of restriction under this Agreement. Certificates for Awarded Shares shall be delivered to the Grantee promptly after, and only after, such shares have vested (without forfeiture pursuant to Section 5 above).

9.

Voting. Subject to Section 5 and Section 6 above, the Grantee, as record holder of the Awarded Shares, has all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon; provided, however, that this Section 9 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.

10.	Recapitalization or Reorganization.

a.

The existence of this Agreement and the grant of the Awarded Shares shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting the Company’s common stock, par value $0.001 per share (the “Stock”), or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

b.	The terms of this Agreement and the number of shares of Awarded Shares shall be subject to adjustment from time to time, in accordance with the following provisions:

i.

If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then the number of Awarded Shares shall be increased proportionately.

ii.

If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, the number of Awarded Shares shall be decreased proportionately.

iii.

Whenever the number of Awarded Shares are required to be adjusted as provided in this Section 10, the Committee shall promptly prepare and provide Grantee with a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of Awarded Shares after giving effect to the adjustments.

iv.

Adjustments under Subsections 10.b.(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under this Agreement on account of any such adjustments.

c.

In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Grant Date and not otherwise provided for by this Section 10, the Awarded Shares and this Agreement shall be subject to adjustment by the Committee at its discretion as to the number of Awarded Shares.

d.

Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Awarded Shares.

11.

Limitation on Rights Conferred under this Agreement. Nothing herein shall require the Company to issue any shares with respect to this Agreement if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. The Company may, as a condition precedent to settlement of this Award, require from the Grantee (or in the event of his death, his legal representatives, heirs, legatees, or distributees) representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to this Agreement and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) is not a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

12.

The Grantee’s A cknowl edg m ents . The Grantee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under this Agreement.

13.

Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

14.	No Right to Continued Employment. Nothing herein shall be construed to confer upon the Grantee the right to continued employment at the Company; Grantee remains at at-will employee of the Company.

15.

Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

16.

Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Grantee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

17.

Entire Agreement. With the exception of the Employment Agreement, this Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the parties -- with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect. In the event of any conflict between the terms of this Agreement and of the Employment Agreement, the terms of the Employment Agreement shall control.

18.

Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person or entity shall be permitted to acquire any Awarded Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

19.

Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

20.

Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

21.

Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

22.

Notice. Any notice required or permitted to be delivered hereunder shall be by next day courier (such as Federal Express, DHL, UPS or the like) addressed to the respective address specified in the signature block below or as a party hereto may later provide by notice in writing. Notice shall be deemed given on the day of delivery. Notices to Grantee shall be addressed to the attention of Grantee’s name and notices to the Company shall be addressed to the attention of the General Counsel of the Company.

23.

Tax Requirements. The Grantee is hereby advised to consult immediately with his own tax advisor regarding the tax consequences of this Agreement, the method and timing for filing an election to include this Agreement in income under Section 83(b) of the Code, and the tax consequences of such election. By execution of this Agreement, the Grantee agrees that if the Grantee makes such an election, the Grantee shall provide the Company with written notice of such election in accordance with the regulations promulgated under Section 83(b) of the Code. The Grantee shall be solely responsible for the tax consequences of this Agreement and the receipt of Awarded Shares; provided, however, the Company and any Subsidiary is authorized to withhold from the Awarded Shares, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving this Agreement, and to take such other action as the Committee may deem advisable to enable the Company and the Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to this Agreement. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of the Grantee’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Grantee.

*     *     *     *

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, on the date(s) set forth below.

Lighting Science Group Corporation	Parties	Grantee:
Signature
Printed Name
	Title	X
Date
Address
Telephone

Exhibit B

Form of Incentive Stock Option Agreement

Changing the way the world experiences light

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S 2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION

PLAN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Grant Date (as defined below) by and between Lighting Science Group Corporation, a Delaware corporation (the “Company”) and Edward Bednarcik (the “Optionee”):

WHEREAS, the Company in order to induce you to enter into and/or continue in service to the Company and to contribute to the success of the Company, and in connection with that certain Employment Agreement to be entered into between the Company and the Optionee in connection herewith, agrees to grant you an option to acquire a priority interest in the Company through the purchase of shares of stock of the Company;

WHEREAS, the Company adopted the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant stock options to certain employees of the Company;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this common stock option agreement (the “Agreement”) as if fully set forth herein; and

WHEREAS, you desire to accept the option created pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1.

The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of     , 2014 (“Grant Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of - (     )     shares     of     the     Company’ common stock, par value $0.001 per share (the “Stock” and the shares of Stock subject to the Option the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to______________ ($ ) per share, subject to the adjustments and limitations set forth herein and in the Plan. The Exercise Price as of the Grant Date shall equal the Fair Market Value of the Stock. To the extent allowed by law, the Option granted hereunder is intended to constitute an Option which is designed pursuant to Section 422 of the Code, subject to any required stockholder approval on or before December 31, 2015. You should consult with your tax advisor concerning the proper reporting of any federal, state or local tax liability that may arise as a result of the grant or exercise of the Option.

2.	Exercise.

(a)     For purposes of this Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” The Option shall in all events terminate at the close of business on the tenth (10th) anniversary of the date of this Agreement. Subject to other terms and conditions set forth herein, the Option may be exercised in cumulative installments as follows:

On or After the Following Vesting Date	Cumulative Percentage of Shares as to Which Option is Exercisable
August , 2015	25%
August , 2016	50%
August , 2017	75%
August , 2018	100%

Option Shares shall constitute Vested Shares once they are exercisable.

(b)     Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

(c)     Notwithstanding any other provision of this Agreement, as of the business day immediately preceding a Change in Control, all Nonvested Shares shall become Vested Shares.

(d)     Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed “Notice of Exercise of Stock Option and Record of Stock Transfer,” in the form attached hereto as Exhibit A and incorporated herein by reference, and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(e)     Payment of the Exercise Price may be made, at your election, in cash, by certified or official bank check or by wire transfer of immediately available funds, or subject to the Company’s approval by delivery to the Company of a number of shares of Stock having a fair market value as of the date of exercise equal to the Exercise Price.

(f)     In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof due to your resignation without Good Reason, the Option may only be exercised within 90 days after the date on which you ceased to be so employed, and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed and had not previously done so.

(g)     In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof due to a Cause termination, no portion of the Option shall continue to be exercisable as of your date of termination.

(h)     In the event that the Company terminates your employment without Cause or you resign for Good Reason, the Option, with respect to your unexercised Vested Shares (as so adjusted), may only be exercised within the 90 days after the date on which you ceased to be so employed. The Option, with respect to all other Nonvested Shares, shall immediately be forfeited.

(i)     In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof by reason of Disability, the Option may only be exercised within one year after the date you ceased to be so employed, and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed by reason of such Disability and had not previously done so.

(j)     In the event that you shall die while employed by the Company or any Subsidiary or parent thereof, the Option may be exercised at any time prior to its termination as provided in Section 2(a). In such event, the Option may be exercised during such period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

(k)     If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of or providing services for the Company, provided that rights to the Option Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began (except to the extent vesting credit is required by applicable law). Notwithstanding the foregoing, you shall only be treated as continuing in the employ of the Company while you are on a leave of absence if the period of your leave does not exceed three months, or if longer, so long as your rights to reemployment with the Company are provided by either statute or contract. If your period of leave exceeds three months and your right to reemployment is not provided either by statute or contract, your employment with the Company will be deemed to terminate on the first day immediately following such three- month period (and your right to exercise the Option following your termination of employment will be governed by Section 2(g), (h), (i) and (j) as applicable).

(l)     The terms and provisions of the Employment Agreement between you and the Company dated August 28th, 2014 (the “Employment Agreement”) that relate to or affect the Option are incorporated herein by reference. Notwithstanding the foregoing provisions of this Section 2, in the event of any conflict or inconsistency between the terms and conditions of this Section 2 and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling. The capitalized terms “Cause” and “Good Reason” as used herein have the meanings ascribed thereto in the Employment Agreement.

3.	Transferability. The Option, and any rights or interests therein will be transferable by you only by will or the laws of descent and distribution.

4.

Registration. From time to time, the Board and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate persons to make shares of Stock available for issuance pursuant to the exercise of Options and subsequent lapse of restrictions.

5.

Withholding Taxes. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option. In connection with such an event requiring tax withholding, you may, subject to the provisions of this Section 5, (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary to satisfy the Company’s obligation to withhold taxes, that determination to be based on the shares’ fair market value as of the date of exercise; (b) deliver to the Company sufficient shares of Stock (based upon the fair market value as of the date of such delivery) to satisfy the Company’s tax withholding obligation, which tax withholding obligation is based on the shares’ fair market value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny your request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate fair market value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee.

6.	Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with the following provisions:

(a)     If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the number of shares of Stock (or other kind of securities) that may be acquired under the Option shall be increased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b)     If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the number of shares of Stock (or other kind of shares or securities) that may be acquired under the Option shall be decreased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c)     Whenever the number of shares of Stock subject to the Option and the price for each share of Stock subject to the Option are required to be adjusted as provided in this Section 6, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable and held by you pursuant to the exercise of the Option or subject to the Option after giving effect to the adjustments. The Committee shall promptly give you such a notice.

(d)     Adjustments under this Section 6 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

7.

Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

8.

Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

9.

No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

10.

Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

11.	No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

12.

Company Records. Records of the Company regarding your service and other matters may be relied on by the parties as conclusive evidence of the contents thereof unless either party can demonstrate to the contrary.

13.

Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is deposited, postage paid in the United States mail. A notice shall be effective when actually received by the appropriate Company representative, in writing and in conformance with this Agreement and the Plan.

14.	Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

15.

Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, tax and financial advisors, or a financial institution to the extent that such information is necessary to obtain a loan.

16.	Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

17.	Headings. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

18.

Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law and without application of Delaware’s choice of law provisions.

19.

Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

20.

No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

21.

Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

22.

Relationship to the Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of hereof shall be controlling.

23.

Option Amendment. The Option may be amended by the Board of the Company or by the Committee at any time, in its sole discretion, in the event that the Board determines that any changes in law, rule or regulation require such amendment, provided that such amendment is not materially detrimental to Optionee. Any other amendment of this Option shall require the execution by each of the Company and Optionee of a written amendment agreement.

24.

Termination for Cause.

(a)     Any termination of your employment by the Company for Cause shall be communicated to you in a written notice of termination which shall set forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for such termination. For purposes of this definition of Cause, the Company shall mean Lighting Science Group Corporation, a Delaware corporation, or if a Change of Control occurs and on or after the date of the Change of Control Lighting Science Group Corporation is merged, reorganized or otherwise consolidated with or into another Person, the Person surviving the merger, reorganization or consolidation.

25.

Incentive Stock Option. The portion, and only such portion, of this Option, if any, which is attributable to Option Shares which become purchasable during a calendar year, together with the portion of any other option attributable to any shares which become purchasable, pursuant to any other plan maintained by the Company pursuant to section 422 of the Code, during such calendar year which together have a Fair Market Value, as of the Grant Date in the case of Option Shares or the date of grant with respect to shares obtainable pursuant to another plan maintained by the Company pursuant to Section 422 of the Code, which exceeds $100,000, shall constitute a portion of the Option or options which shall be reclassified as options which are not Incentive Stock Options pursuant to Section 422(d) of the Code.

26.

Disqualifying Disposition. In the event that Stock acquired upon exercise of this Option is disposed of by the Optionee in a “Disqualifying Disposition,” the Optionee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. For purposes hereof, “Disqualifying Disposition” shall mean a disposition of Stock that is acquired upon the exercise of this Option (and that is not deemed granted pursuant to an option which is not an Incentive Stock Option under Section 25) prior to the expiration of either two (2) years from the Grant Date of this Option or one (1) year from the transfer of shares to the Optionee pursuant to the exercise of this Option.

27.

Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the grant of stock and/or options to the Optionee. If Optionee was previously offered or promised stock grants and/or options (the “prior grants”) that were never issued and/or the Optionee was previously given agreements with respect to the prior grants that were never signed, then this Agreement supersedes the prior grants and any other offers and/or promises relating to the prior grants, and this Option is granted to the Optionee in lieu of the prior grants.

* * * * * * * *

Please indicate your acceptance of all the terms and conditions of the award and the Plan by signing and returning a copy of this Agreement. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic format signature page were an original thereof.

LIGHTING SCIENCE GROUP CORPORATION

By:

Name:

Title:

ACCEPTED:

Signature of Optionee

Name of Optionee (Please Print)

Date: , 201

EXHIBIT A

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

Notice of Exercise of Option and

Record of Stock Transfer

PLEASE PRINT:

1. TODAY’S DATE:
2. OPTION HOLDER:
NAME:
MAILING ADDRESS:

SOCIAL SECURITY NUMBER:

TO:     Attention:

Re:      Notice of Exercise of Option for Lighting Science Group Corporation (the “Company”) Common Stock par value $. 001 per share ( “Stock”) pursuant to the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan (the “Plan”)

I hereby exercise my option to acquire         shares of Stock, at my exercise price per share of $                  . Enclosed is the original of my Stock Option Agreement evidencing my Option hereby exercised. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Select and complete the appropriate payment provision from the following alternatives.

1.	My personal check in the amount of $_____________(the exercise price per share times the number of option shares exercised) as payment in full of the total exercise price has been attached hereto.

2.

I desire to pay the exercise price in full with shares of Stock that I currently own. Certificates representing ________________shares of Stock of the Company, duly endorsed for transfer to the Company have been attached.

3.

I desire to pay part of the exercise price with shares of Stock that I currently own. My personal check for $____________and certificates representing                       shares of Stock, duly endorsed for transfer to the Company have been attached hereto.

I understand that any election pursuant to Items 2-3 above is subject to approval by the Committee administering the Plan.

I hereby represent that I have previously received a Stock Option Agreement and a copy of the Plan from the Company and that I understand the terms and restrictions described herein and therein and agree to be bound by the terms of each such document.

(Signature)

Receipt of Notice Acknowledged:

Date:

Receipt of Payment in Full Acknowledged:

Date:

Receipt of Committee Approval if Election under Items 2-4.

Date:

NOTE: If exercising the stock option represented by the enclosed Stock Option Agreement to purchase less than all of the shares to which the option relates, the original agreement will be returned with an appropriate notation evidencing the shares for which the Option has been exercised.

RECEIPT

Receipt is hereby acknowledged of the delivery to me by Lighting Science Group Corporation, on the                               day of                               , 20      of Stock Certificates for shares of Stock purchased by me pursuant to the terms and conditions of the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan referred to above, which shares were transferred to me on the Company’s stock record books on the day of                                    , 20   .

(Signature)

Exhibit C

Form of Non-Qualified Stock Option Agreement

Changing the way the world experiences light

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S 2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN NONQUALIFIED STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Grant Date (as defined below) by and between Lighting Science Group Corporation, a Delaware corporation (the “Company”) and Edward Bednarcik (the “Optionee”):

WHEREAS, the Company in order to induce you to enter into and continue in service to the Company and to contribute to the success of the Company, and in connection with that certain Employment Agreement to be entered into between the Company and the Optionee in connection herewith, agrees to grant you an option to acquire a priority interest in the Company through the purchase of shares of stock of the Company;

WHEREAS, the Company adopted the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant stock options to certain employees, contractors and directors of the Company;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this common stock option agreement (the “Agreement”) as if fully set forth herein; and

WHEREAS, you desire to accept the option created pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1.

The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of (“Grant Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of -              (     ) shares of the Company’s common stock, par value $0.001 per share (the “Stock” and the shares of Stock subject to the Option the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to ($ ) per share, subject to the adjustments and limitations set forth herein and in the Plan. The Exercise Price as of the Grant Date shall equal the Fair Market Value of the Stock. The Option granted hereunder is intended to comply with the provisions governing nonqualified stock options under the Final Treasury Regulations issued on April 17, 2007, in order to exempt this Option from the application of Section 409A of the Code. You should consult with your tax advisor concerning the proper reporting of any federal, state or local tax liability that may arise as a result of the grant or exercise of the Option.

2.	Exercise.

(a)     For purposes of this Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” The Option shall in all events terminate at the close of business on the tenth (10th) anniversary of the date of this Agreement. Subject to other terms and conditions set forth herein, the Option may be exercised in cumulative installments as follows:

On or After Each of the Following Vesting Dates	Cumulative Percentage of Shares as to Which Option is Exercisable
August , 2015	25%
August , 2016	50%
August , 2017	75%
August , 2018	100%

Option Shares shall constitute Vested Shares once they are exercisable.

(b)     Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

(c)     Notwithstanding any other provision of this Agreement, as of the business day immediately preceding a Change in Control, all Nonvested Shares shall become Vested Shares.

(d)     Notwithstanding any other provision of this Agreement upon your termination of employment (or, if you are a consultant, termination of services to the Company as a consultant) due to your Retirement as determined by the Board in their sole and absolute discretion, all Nonvested Shares shall become Vested Shares.

(e)     Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed “Notice of Exercise of Stock Option and Record of Stock Transfer,” in the form attached hereto as Exhibit A and incorporated herein by reference, and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(f)     Payment of the Exercise Price may be made, at your election, in cash, by certified or official bank check or by wire transfer of immediately available funds, or subject to the Company’s approval by delivery to the Company of a number of shares of Stock having a fair market value as of the date of exercise equal to the Exercise Price.

(g)     In the event that you shall cease to be employed by (or, with respect to consultants, cease to provide services to) the Company or any Subsidiary or parent thereof due to your resignation without Good Reason, the Option may only be exercised within 90 days after the date on which you ceased to be so employed (or, with respect to consultants, ceased to so provide services), and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed (or provide services) and had not previously done so.

(h)     In the event that you shall cease to be employed by (or, with respect to consultants, cease to provide services to) the Company or any Subsidiary or parent thereof due to a Cause termination, no portion of the Option shall continue to be exercisable as of your date of termination.

(i)     In the event that the Company terminates your employment (or, with respect to consultants, terminates your services as a consultant) without Cause or you resign for Good Reason,) the Option, with respect to your unexercised Vested Shares (as so adjusted), may only be exercised within the 90 days after the date on which you ceased to be so employed (or, with respect to consultants, ceased to provide services as a consultant). The Option, with respect to all other Nonvested Shares, shall immediately be forfeited.

(j)     In the event that you shall cease to be employed by (or, with respect to consultants, cease to provide services to) the Company or any Subsidiary or parent thereof by reason of Disability, the Option may only be exercised within one year after the date you ceased to be so employed (or, with respect to consultants, ceased to provide services as a consultant), and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed (or provided services) by reason of such Disability and had not previously done so.

(k)     In the event that you shall die while employed by (or, with respect to consultants, providing services to) the Company or any Subsidiary or parent thereof, the Option may be exercised at any time prior to its termination as provided in Section 2(a). In such event, the Option may be exercised during such period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

(l)     If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of or providing services for the Company, provided that rights to the Option Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began. Notwithstanding the foregoing, you shall only be treated as continuing in the employ of or providing services to the Company while you are on a leave of absence if the period of your leave does not exceed three months, or if longer, so long as your rights to reemployment with the Company are provided by either statute or contract. If your period of leave exceeds three months and your right to reemployment is not provided either by statute or contract, your employment (or with respect to consultants, your services) with the Company will be deemed to terminate on the first day immediately following such three-month period (and your right to exercise the Option following your termination of employment or services will be governed by Section 2(g), (h), (i) and (j) as applicable).

(m)     The terms and provisions of the Employment Agreement between you and the Company dated August , 2014 (the “Employment Agreement”) that relate to or affect the Option are incorporated herein by reference. Notwithstanding the foregoing provisions of this Section 2, in the event of any conflict or inconsistency between the terms and conditions of this Section 2 and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling. The capitalized terms “Cause” and “Good Reason” as used herein have the meanings ascribed thereto in the Employment Agreement.

3.	Transferability. The Option, and any rights or interests therein will be transferable by you only by will or the laws of descent and distribution.

4.

Registration. From time to time, the Board and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate persons to make shares of Stock available for issuance pursuant to the exercise of Options and subsequent lapse of restrictions.

5.

Withholding Taxes. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option. In connection with such an event requiring tax withholding, you may, subject to the provisions of this Section 5, (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary to satisfy the Company’s obligation to withhold taxes, that determination to be based on the shares’ fair market value as of the date of exercise; (b) deliver to the Company sufficient shares of Stock (based upon the fair market value as of the date of such delivery) to satisfy the Company’s tax withholding obligation, which tax withholding obligation is based on the shares’ fair market value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny your request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate fair market value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee.

6.	Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with the following provisions:

(a)     If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the number of shares of Stock (or other kind of securities) that may be acquired under the Option shall be increased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b)     If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the number of shares of Stock (or other kind of shares or securities) that may be acquired under the Option shall be decreased proportionately and (ii) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c)     Whenever the number of shares of Stock subject to the Option and the price for each share of Stock subject to the Option are required to be adjusted as provided in this Section 6, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable and held by you pursuant to the exercise of the Option or subject to the Option after giving effect to the adjustments. The Committee shall promptly give you such a notice.

(d)     Adjustments under this Section 6 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

7.

Furnish Information.     You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

8.

Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

9.

No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

10.

Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

11.	No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

12.

Company Records. Records of the Company regarding your service and other matters may be relied on by the parties as conclusive evidence of the contents thereof unless either party can demonstrate to the contrary.

13.

Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is deposited, postage paid in the United States mail. A notice shall be effective when actually received by the appropriate Company representative, in writing and in conformance with this Agreement and the Plan.

14.	Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

15.

Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, tax and financial advisors, or a financial institution to the extent that such information is necessary to obtain a loan.

16.	Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

17.	Headings. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

18.

Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law and without application of Delaware’s choice of law provisions.

19.

Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

20.

No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

21.

Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

22.

Relationship to the Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

23.

Option Amendment. The Option may be amended by the Board of the Company or by the Committee at any time, in its sole discretion, in the event that the Board determines that any changes in law, rule or regulation require such amendment, provided that such amendment is not materially detrimental to Optionee. Any other amendment of this Option shall require the execution by each of the Company and Optionee of a written amendment agreement.

24.

Termination for Cause. For purposes of this Agreement, “Cause” shall have the definition ascribed to it in Section 4(e) of that certain employment agreement between you and the Company, dated as of August 28th, 2014.

a) Any termination of your employment (or services as a consultant) by the Company for Cause shall be communicated to you in a written notice of termination which shall set forth in reasonable detail the facts and circumstances, if any, claimed to provide a basis for such termination. For purposes of this definition of Cause, the Company shall mean Lighting Science Group Corporation, a Delaware corporation, or if a Change of Control occurs and on or after the date of the Change of Control Lighting Science Group Corporation is merged, reorganized or otherwise consolidated with or into another Person, the Person surviving the merger, reorganization or consolidation.

25.

Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the grant of stock and/or options to the Optionee. If Optionee was previously offered or promised stock grants and/or options (the “prior grants”) that were never issued and/or the Optionee was previously given agreements with respect to the prior grants that were never signed, then this Agreement supersedes the prior grants and any other offers and/or promises relating to the prior grants, and this Option is granted to the Optionee in lieu of the prior grants.

* * * * * * * *

Please indicate your acceptance of all the terms and conditions of the award and the Plan by signing and returning a copy of this Agreement. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic format signature page were an original thereof.

LIGHTING SCIENCE GROUP CORPORATION

By:

Name:

Title:

ACCEPTED:

Signature of Optionee

Name of Optionee (Please Print)

Date: , 201

EXHIBIT A

LIGHTING SCIENCE GROUP CORPORATION

2012 AMENDED AND RESTATED EQUITY-BASED COMPENSATION PLAN

Notice of Exercise of Option and Record of Stock Transfer

PLEASE PRINT:

1. TODAY’S DATE:
2. OPTION HOLDER:
NAME:
MAILING ADDRESS:

SOCIAL SECURITY NUMBER:

TO:     Attention:

Re:      Notice of Exercise of Option for Lighting Science Group Corporation (the “Company”) Common Stock par value $. 001 per share ( “Stock”) pursuant to the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan (the “Plan”)

I hereby exercise my option to acquire           shares of Stock, at my exercise price per share of $             . Enclosed is the original of my Stock Option Agreement evidencing my Option hereby exercised. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Select and complete the appropriate payment provision from the following alternatives.

1.	My personal check in the amount of $________________(the exercise price per share times the number of option shares exercised) as payment in full of the total exercise price has been attached hereto.

2.

I desire to pay the exercise price in full with shares of Stock that I currently own. Certificates representing______________shares of Stock of the Company, duly endorsed for transfer to the Company have been attached.

3.

I desire to pay part of the exercise price with shares of Stock that I currently own. My personal check for $______________and certificates representing_____________shares of Stock, duly endorsed for transfer to the Company have been attached hereto.

I understand that any election pursuant to Items 2-3 above is subject to approval by the Committee administering the Plan.

I hereby represent that I have previously received a Stock Option Agreement and a copy of the Plan from the Company and that I understand the terms and restrictions described herein and therein and agree to be bound by the terms of each such document.

(Signature)

Receipt of Notice Acknowledged:

Date:

Receipt of Payment in Full Acknowledged:

Date:

Receipt of Committee Approval if Election under Items 2-4.

Date:

NOTE: If exercising the stock option represented by the enclosed Stock Option Agreement to purchase less than all of the shares to which the option relates, the original agreement will be returned with an appropriate notation evidencing the shares for which the Option has been exercised.

RECEIPT

Receipt is hereby acknowledged of the delivery to me by Lighting Science Group Corporation, on the                        day of                                  , 20      of Stock Certificates for shares of Stock purchased by me pursuant to the terms and conditions of the Lighting Science Group Corporation 2012 Amended and Restated Equity-Based Compensation Plan referred to above, which shares were transferred to me on the Company’s stock record books on the day of                                    , 20   .

(Signature)

Exhibit D

GENERAL RELEASE

I,                                        , in consideration of and subject to the performance by Lighting Science Group Corporation, a Delaware corporation (together with its subsidiaries, the "Company"), of its obligations under the Employment Agreement, dated as of ____________________ (the "Agreement"), do hereby release and forever discharge as of the date hereof the Company and its affiliates and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Company and its affiliates and the Company's direct or indirect owners (collectively, the "Released Parties") to the extent provided below.

1.

I understand that any payments or benefits paid or granted to me under Section 4(b) of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive the payments and benefits specified in Section 4(b) of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter or breach this General Release. I also acknowledge and represent that I have received all payments and benefits that I am entitled to receive (as of the date hereof) by virtue of any employment by the Company.

2.

Except as provided in Section 4 below and except for the provisions of the Agreement and/or of any stock option agreements or restricted stock agreements between me and the Company which expressly survive the termination of my employment with the Company (together with the Agreement, “the “Applicable Agreements”), I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; the Florida Civil Rights Act; the Florida Whistle-Blower’s Act; Florida Statute Section 440.205 of the Worker’s Compensation Act (“Coercion of Employees”); or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys' fees incurred in these matters) (all of the foregoing collectively referred to herein as the "Claims").

3.	I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by Section 2 above.

4.

I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.

I agree that I am waiving all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever, including, without limitation, reinstatement, back pay, front pay, attorneys' fees and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.

6.

In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in Section 2 above as of the execution of this General Release.

7.

I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.

I agree that I will forfeit all amounts payable by the Company pursuant to the Agreement if I challenge the validity of this General Release. I also agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys' fees, and return all payments received by me pursuant to the Agreement; provided, however, in the event I initiate a claim under the Age Discrimination in Employment Act of 1967, as amended, such return of payments shall not be required unless and until I successfully invalidate this General Release.

9.

I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone. Notwithstanding anything herein to the contrary, each of the parties (and each affiliate and person acting on behalf of any such party) agree that each party (and each employee, representative, and other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this transaction contemplated in the Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of this transaction, (ii) the identities of participants or potential participants in the Agreement, (iii) any financial information (except to the extent such information is related to the tax treatment or tax structure of this transaction), or (iv) any other term or detail not relevant to the tax treatment or the tax structure of this transaction.

10.

Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), any other self-regulatory organization or governmental entity.

11.

During the Employment Period and thereafter until the fifth anniversary of the last day of the Employment Period, Executive shall cooperate with the Company and its Subsidiaries in any internal investigation, any administrative, regulatory or judicial investigation or proceeding or any dispute with a third party as reasonably requested by the Company (including, without limitation, Executive being available to the Company upon reasonable notice for interviews and factual investigations, appearing at the Company's request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Company all pertinent information and turning over to the Company all relevant documents which are or may come into Executive's possession, all at times and on schedules that are reasonably consistent with Executive's other permitted activities and commitments). In the event the Company requires Executive's cooperation in accordance with this Section 24 following the termination of the Employment Period, Executive shall only be obligated to provide up to 24 hours of cooperation annually at no less than 8 hour intervals. At all times, the Company shall reimburse Executive solely for reasonable out- of-pocket travel expenses (including lodging and meals) upon submission of receipts, and any other expenses Executive incurs with the Company's prior written approval. Following the termination of the Employment Period and at any time when the Company is not paying Severance Payments, any additional cooperation beyond 24 hours annually shall be conditioned on the Company's agreement to pay Executive, in addition to reasonable and documented out-of- pocket expenses, a consulting fee of $150 per hour.

12.

I agree not to disparage the Company, its past and present investors, officers, directors or employees or its affiliates and to keep all confidential and proprietary information about the past or present business affairs of the Company and its affiliates confidential unless a prior written release from the Company is obtained. I further agree that as of the date hereof, I have returned to the Company any and all property, tangible or intangible, relating to its business, which I possessed or had control over at any time (including, but not limited to, company-provided credit cards, building or office access cards, keys, computer equipment, manuals, files, documents, records, software, customer data base and other data) and that I shall not retain any copies, compilations, extracts, excerpts, summaries or other notes of any such manuals, files, documents, records, software, customer data base or other data.

13.

Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of any of the Applicable Agreements after the date hereof.

14.

Whenever possible, each provision of this General Release shall be interpreted in, such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(a)	I HAVE READ IT CAREFULLY;

(b)

I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d)	I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e)

I HAVE HAD AT LEAST [21 // 45] DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON     , TO CONSIDER IT AND THE CHANGES MADE SINCE THE          ,     , VERSION OF THIS RELEASE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED [21 // 45]-DAY PERIOD;

(f)	THE CHANGES TO THE AGREEMENT SINCE , EITHER ARE NOT MATERIAL OR WERE MADE AT MY REQUEST.

(g)	I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

(h)	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

(i)	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

DATE:

Accepted and Agreed

LIGHTING SCIENCE GROUP CORPORATION

By:
Name:
Its: